                               12/14/01 - 3:11 PM
                              Company Press Release

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FOR RELEASE December 14, 2001

Startec Contact:
Prabhav V. Maniyar                                                                                                            Chief
Financial Officer
(301) 610-4300

           Startec Files Voluntary Chapter 11 Petition to Restructure

                  Receives Approval for DIP Financing Facility

                           Customers Remain Unaffected

     POTOMAC, MD - December 14, 2001 - Startec Global Communications Corporation
(OTC Bulletin  Board:  STGC.OB)  today  announced that it, along with two of its
U.S. based  subsidiaries,  Startec Global  Operating  Company and Startec Global
Licensing Company,  have filed voluntary petitions for Chapter 11 reorganization with the U.S. Bankruptcy Court for the District of Maryland, Greenbelt Division.

     "This step is necessary  to protect the assets of the company.  We have the cooperation  of our senior  lenders and fully  expect to be in a position to put forth a plan  of  reorganization  in the  very  near  future.  We will  continue business  as  usual,  with no lay  offs  contemplated,  and no  interruption  of services to customers," said Ram Mukunda, President and CEO of Startec.

     Startec   also   announced   that   it   has   received   approval   for  a
debtor-in-possession  ("DIP") financing  facility from one of its senior secured creditors.

ABOUT STARTEC:
--------------

     Startec Global  Communications is a  facilities-based  provider of Internet
Protocol  ("IP")  communication  services,  including  voice,  data and Internet access.  Startec markets its services to ethnic residential  communities located in major  metropolitan  areas, and to enterprises,  international  long-distance carriers  and Internet  service  providers  transacting  business in the world's emerging  economies.  The Company,  through its subsidiaries,  provides services through  a  flexible  network  of owned and  leased  facilities,  operating  and termination  agreements,  and resale arrangements.  The Company has an extensive network of IP gateways, domestic switches, and ownership in undersea fiber-optic cables.

SAFE HARBOR CAUTION:
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     Other than historical  information contained herein,  certain statements in this release are "forward-looking  statements" within the meaning of the Private
Securities  Litigation  Reform Act of 1994.  Forward-looking  statements in this release such as statements  regarding our  expectations of annualized  operating profit  improvements  and expectations of remaining EBITDA positive and becoming cash flow  positive and  statements  regarding  the  availability  of additional financing and possibly  restructuring the Senior Notes involve a number of risks and uncertainties,  including,  but not limited to, reductions in revenue due to reduction in circuit-switched traffic; changes in market conditions;  government
regulation;   the  volatile  and  intensely   competitive   environment  in  the
telecommunications  and Internet  industries,  the international  communications industry and the global economy;  availability of transmission facilities; entry into  new  and  developing  markets;  competition;  customer  concentration  and attrition; the expansion of a global network; dependence on operating agreements with foreign partners;  reliance on third parties to provide us with technology, infrastructure  and content;  our dependence on a few significant  customers and suppliers;  difficulty  in  restoring  access to  least-cost  IP  routes;  rapid technological  change,  our  ability to  restructure  our Senior  Notes or other indebtedness and to meet our obligations under existing indebtedness; increasing cost of financing and difficulties in obtaining needed  financing;  our strategy of focusing  on business  customers  and  migrating  entirely to our IP network;
dependence on key employees; our dependence on call termination agreements;  the international  telecommunications industry; international economic and political instability;  dependence on effective billing and information  systems;  and our ability to  integrate  and manage  acquired  technology,  companies,  assets and personnel.

     There can be no assurance that the Company will be able to restructure  the senior notes or its other debt, or that any new  financing  will be available on terms the Company finds  acceptable,  or at all.  These and other  relevant risk factors are discussed in further detail in the Company's SEC filings.